EXHIBIT NO. 10.59

                             WAIVER TO POSTPETITION
                                CREDIT AGREEMENT

       THIS WAIVER, dated as of December 31, 1998 to the POSTPETITION CREDIT AGREEMENT dated as of September 5, 1997 (the "CREDIT AGREEMENT"), is among LEVITZ FURNITURE INCORPORATED, a Delaware corporation and a debtor and debtor in possession ("LFI"), LEVITZ FURNITURE COMPANY, a Florida corporation and a debtor and debtor in possession ("LFC"), LEVITZ FURNITURE REALTY CORPORATION, a Florida corporation and a debtor and debtor in possession ("LFR"), LEVITZ SHOPPING SERVICE, INC., a Florida corporation and a debtor and debtor in possession ("LSS"), LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation and a debtor and debtor in possession ("LFC MIDWEST"), LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation and a debtor and debtor in possession ("LFC PACIFIC"), LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation and a debtor and debtor in possession ("LFC WASHINGTON") LEVITZ FURNITURE COMPANY OF THE MIDWEST REALTY, INC., a Colorado corporation and a debtor and debtor in possession ("LFC MIDWEST REALTY"), LEVITZ FURNITURE COMPANY OF THE PACIFIC REALTY, INC., a California corporation and a debtor and a debtor in possession ("LFC PACIFIC Realty"), LEVITZ FURNITURE COMPANY OF WASHINGTON REALTY, INC., a Washington corporation and debtor and a debtor in possession ("LFC WASHINGTON REALTY"), and LEVITZ FURNITURE REINSURANCE LTD. ("LFRL") (LFI, LFC, LFR, LSS, LFC Midwest, LFC Pacific, LFC Washington, LFC Midwest Realty, LFC Pacific Realty, LFC Washington Realty and LFRL sometimes hereinafter individually called a "BORROWER" and collectively called the "BORROWERS"); each Revolving Lender and Term Lender signatories hereto (collectively the "LENDERS"), and BT COMMERCIAL CORPORATION, a Delaware corporation (in its individual capacity, hereinafter called "BTCC"), acting in its capacity as agent for the Lenders (in such capacity, together with its successors in such capacity, hereinafter called the "AGENT"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned such terms in the Credit Agreement.

                             PRELIMINARY STATEMENTS:

         A.     The Borrowers and the Lenders are parties to the Credit
Agreement.

         B. The Borrowers have requested the Lenders and the Agent to waive the Credit Agreement in certain respects.

         C. The Lenders and the Agent have agreed to waive the Credit Agreement as requested on the terms and conditions set forth in this Waiver.

       NOW, THEREFORE, in consideration of the premises and the mutual agreements contained in this Waiver, the Borrowers, the Lenders and the Agent hereby agree as follows:

       1.     WAIVER.

       The Agent and the Lenders hereby waive the Events of Default arising under SECTION 9.1(B) of the Credit Agreement as a result of Borrowers' failure to satisfy the minimum EBITDA covenant set forth in SECTION 8.1 of the Credit Agreement.

       2.     CONDITIONS PRECEDENT.

       This Waiver shall become effective upon satisfaction of the following condition:


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              1. The Agent shall have received ten (10) copies of this Waiver, duly executed by the LFC Funds Administrator, each of the Borrowers, and each of the Lenders.

              2. The Agent shall have received a non-refundable Waiver Fee in the amount of $100,000.

       3.     REPRESENTATIONS AND WARRANTIES.

       Each of the Borrowers hereby represents and warrants to each of the Agents and Lenders that, after giving effect to this Waiver:

              (a) all representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Waiver, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date);

              (b) no Default or Event or Default has occurred which has not been waived (or, in the case of an Event of Default, cured) pursuant to the terms of the Credit Agreement;

              (c) this Waiver, and the Credit Agreement as waived hereby, constitute legal, valid and binding obligations of the LFC Funds Administrator and each of the Borrowers and are enforceable against such Persons in accordance with their respective terms; and

              (d) the execution and delivery by the LFC Funds Administrator and each of the Borrowers of this Waiver does not require the consent or approval of any Person other than the Bankruptcy Court, except such consents and approvals as shall have been obtained.

       4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

              4.1 Upon the effectiveness of this Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall mean and be a reference to the Credit Agreement as amended hereby.

              4.2 Except as expressly set forth herein, (i) the execution and delivery of this Waiver shall in no way affect any of the respective rights, powers or remedies of the Agent or any of the Lenders with respect to any Event of Default nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents and (ii) all of the terms and conditions of the Credit Agreement, the other Credit Documents and all other documents, instruments, amendments and agreements executed and/or delivered by the Borrowers and/or the LFC Funds Administrator pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Waiver by the Agent and each of the Lenders shall in no way obligate the Agent or any of the Lenders at any time hereafter to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

       5. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK.



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       6. HEADINGS. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

       7. COUNTERPARTS. This Waiver may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         [The remainder of this page is intentionally left blank.]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first set forth above.

                                      LFC FUNDS ADMINISTRATOR

                                      LEVITZ FURNITURE CORPORATION, a Florida corporation, in its capacity as LFC Funds Administrator

                                      By:          /s/ SHEILA C. REINKEN
                                                   -----------------------------
                                      Name:        Sheila C. Reinken
                                                   -----------------------------
                                      Title:       Vice President
                                                   -----------------------------


                                      BORROWERS:

                                      LEVITZ FURNITURE CORPORATION, a Florida corporation, in its individual capacity and it its capacity as the LFC Funds Administrator

                                      By:          /s/ SHEILA C. REINKEN
                                                   -----------------------------
                                      Name:        Sheila C. Reinken
                                                   -----------------------------
                                      Title:       Vice President
                                                   -----------------------------


                                      LEVITZ FURNITURE INCORPORATED, a Delaware corporation

                                      By:          /s/ SHEILA C. REINKEN
                                                   -----------------------------
                                      Name:        Sheila C. Reinken
                                                   -----------------------------
                                      Title:       Treasurer
                                                   -----------------------------


                                      LEVITZ FURNITURE REALTY CORPORATION,
                                      a Florida corporation

                                      By:          /s/ SHEILA C. REINKEN
                                                   -----------------------------
                                      Name:        Sheila C. Reinken
                                                   -----------------------------
                                      Title:       Vice President
                                                   -----------------------------


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


                                      LEVITZ SHOPPING SERVICE,
                                      a Florida corporation

                                      By:          /s/ SHEILA C. REINKEN
                                                   -----------------------------
                                      Name:        Sheila C. Reinken
                                                   -----------------------------
                                      Title:       Vice President
                                                   -----------------------------


                                      LEVITZ FURNITURE COMPANY OF THE MIDWEST,
                                      INC.,  a  Colorado corporation

                                      By:          /s/ SHEILA C. REINKEN
                                                   -----------------------------
                                      Name:        Sheila Reinken
                                                   -----------------------------
                                      Title:       Vice President
                                                   -----------------------------

                                      LEVITZ FURNITURE COMPANY OF THE PACIFIC,
                                      INC., a California corporation

                                      By:          /s/ SHEILA C. REINKEN
                                                   -----------------------------
                                      Name:        Sheila C. Reinken
                                                   -----------------------------
                                      Title:       Vice President
                                                   -----------------------------

                                      LEVITZ FURNITURE COMPANY OF WASHINGTON,
                                      INC.,  a  Washington corporation

                                      By:          /s/ SHEILA C. REINKEN
                                                   -----------------------------
                                      Name:        Sheila C. Reinken
                                                   -----------------------------
                                      Title:       Vice President
                                                   -----------------------------


                                      LEVITZ FURNITURE COMPANY OF THE
                                      MIDWEST  REALTY,   INC.,
                                      a Colorado corporation

                                      By:          /s/ SHEILA C. REINKEN
                                                   -----------------------------
                                      Name:        Sheila C. Reinken
                                                   -----------------------------
                                      Title:       Vice President
                                                   -----------------------------



                                      LEVITZ FURNITURE COMPANY OF THE PACIFIC
                                      REALTY,   INC., a California corporation

                                      By:          /s/ SHEILA C. REINKEN
                                                   -----------------------------
                                      Name:        Sheila C. Reinken
                                                   -----------------------------
                                      Title:       Vice President
                                                   -----------------------------


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


                                      LEVITZ FURNITURE COMPANY OF WASHINGTON
                                      REALTY,   INC.,  a Washington corporation

                                      By:          /s/ SHEILA C. REINKEN
                                                   -----------------------------
                                      Name:        Sheila C. Reinken
                                                   -----------------------------
                                      Title:       Vice President
                                                   -----------------------------

                                      LEVITZ FURNITURE REINSURANCE LTD.

                                      By:          /s/ SHEILA C. REINKEN
                                                   -----------------------------
                                      Name:        Sheila C. Reinken
                                                   -----------------------------
                                      Title:       Vice President
                                                   -----------------------------

                                      AGENT:

                                      BT COMMERCIAL CORPORATION,
                                      in its capacity as Agent

                                      By:          /s/ DEAN J. WHALEN
                                                   -----------------------------
                                      Name:        Dean J. Whalen
                                                   -----------------------------
                                      Title:       Associate
                                                   -----------------------------

                                      REVOLVING LENDERS:

                                      BT  COMMERCIAL  CORPORATION,
                                      a  Delaware  corporation  in  its
                                      respective capacities as Revolving Lender and Collateral Agent

                                      By:         /s/ DEAN J. WHALEN
                                                  ------------------------------
                                      Name:       Dean J. Whalen
                                                  ------------------------------
                                      Title:      Associate
                                                  ------------------------------

                                      FINOVA CAPITAL CORPORATION, in its
                                      capacity as Revolving Lender

                                      By:         /s/ BRIAN RUJAWITZ
                                                  ------------------------------
                                      Name:       Brian Rujawitz
                                                  ------------------------------
                                      Title:      AVP
                                                  ------------------------------

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                                      HELLER FINANCIAL, INC.,
                                      in its capacity as Revolving Lender

                                      By:          /s/ SCOTT ZIEMKE
                                                   -----------------------------
                                      Name:        Scott Ziemke
                                                   -----------------------------
                                      Title:       AVP-Relationship Manager
                                                   -----------------------------

                                      LASALLE NATIONAL BANK,
                                      in its capacity as Revolving Lender

                                      By:          /s/ CHRISTOPHER G. CLIFFORD
                                                   -----------------------------
                                      Name:        Christopher G. Clifford
                                                   -----------------------------
                                      Title:       Sr. VP
                                                   -----------------------------

                                      CONGRESS FINANCIAL  CORPORATIONN
                                      (CENTRAL),  in its capacity
                                      as Revolving Lender

                                      By:          /s/ STEVEN LINDERMAN
                                                   -----------------------------
                                      Name:        Steven Linderman
                                                   -----------------------------
                                      Title:       Vice President
                                                   -----------------------------

                                      TRANSAMERICA  BUSINESS  CREDIT
                                      CORPORATION,  in its capacity
                                      as Revolving Lender

                                      By:          /s/ ROBERT HEINZ
                                                   -----------------------------
                                      Name:        Robert Heinz
                                                   -----------------------------
                                      Title:       SVP
                                                   -----------------------------

                                      SILVER OAK CAPITAL L.L.C.,
                                      in its capacity as Revolving Lender

                                      By:          /s/ JEFFREY H. ARONSON
                                                   -----------------------------
                                      Name:        Jeffrey H. Aronson
                                                   -----------------------------
                                      Title:       Authorized Signatory
                                                   -----------------------------


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


                                      AG CAPITAL FUNDING PARTNERS,  L.P.,
                                      in its capacity as Revolving Lender

                                      By:  Angelo Gordon & Co., L.P.,
                                      as Investment Advisor

                                      By:          /s/ JEFFREY H. ARONSON
                                                   -----------------------------
                                      Name:        Jeffrey H. Aronson
                                                   -----------------------------
                                      Title:       Authorized Signatory
                                                   -----------------------------

                                      NATIONSCREDIT COMMERCIAL CORPORATION,
                                      THROUGH ITS NATIONSCREDIT COMMERCIAL
                                      FUNDING DIVISION,
                                      in its capacity as Revolving Lender

                                      By:          /s/
                                                   -----------------------------
                                      Name:
                                                   -----------------------------
                                      Title:
                                                   -----------------------------

                                      GREEN TREE FINANCIAL SERVICING
                                      CORPORATION,
                                      in its capacity as Revolving Lender

                                      By:          /s/ CHRISTOPHER A. GOUSKOS
                                                   -----------------------------
                                      Name:        Christopher A. Gouskos
                                                   -----------------------------
                                      Title:       SVP/GM
                                                   -----------------------------


                                      TERM LENDER:

                                      AG CAPITAL  FUNDING  PARTNERS,  L.P.,
                                      in its capacity as Second Term Lender

                                      By:  Angelo Gordon & Co., L.P.,
                                      as Investment Advisor

                                      By:          /s/ JEFFREY H. ARONSON
                                                   -----------------------------
                                      Name:        Jeffrey H. Aronson
                                                   -----------------------------
                                      Title:       Authorized Signatory
                                                   -----------------------------

                                      SILVER OAK CAPITAL L.L.C.,
                                      in its capacity as Term Lender

                                      By:          /s/ JEFFREY H. ARONSON
                                                   -----------------------------
                                      Name:        Jeffrey H. Aronson
                                                   -----------------------------
                                      Title:       Authorized Signatory
                                                   -----------------------------

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